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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) January 31, 2002

                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          Delaware                   333-51279                 13-3633241
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(STATE OR OTHER JURISDICTION        (COMMISSION             (I.R.S. EMPLOYER
      OF INCORPORATION)             FILE NUMBER)           IDENTIFICATION NO.)

383 Madison Avenue
New York, New York                                                   10l79
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  (ADDRESS OF PRINCIPAL                                            (ZIP CODE)
   EXECUTIVE OFFICES)


Registrants telephone number, including area code, is (212) 272-2000





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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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         (a)  Not applicable

         (b)  Not applicable

         (c)  Exhibits:

          1. Pooling and Servicing Agreement, dated as of January 1, 2002 among Structured Asset Mortgage Investments Inc., as seller, Fannie Mae as Guarantor with respect to the Class I-A and Class II-A Certificates, EMC Mortgage Corporation (in such capacity, the "Master Servicer") and Wells Fargo Bank Minnesota, National Association, as trustee.




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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                          STRUCTURED ASSET MORTGAGE
                                          INVESTMENTS INC.


                                          By:  /s/Baron Silverstein
                                              -----------------------
                                          Name:   Baron Silverstein
                                          Title:  Managing Director



Dated: February 15, 2002



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                                  EXHIBIT INDEX



                 Item 601(a) of        Sequentially
Exhibit          Regulation S-K        Numbered
Number           Exhibit No.           Description                     Page
------           -----------           -----------                     ----
1                4                     Pooling and Servicing           5
                                       Agreement




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